UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2012

QR Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Houston Center

1401McKinney Street, Suite 2400

Houston, Texas 77010

(Address of principal executive office) (Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 2, 2012, QR Energy, LP, a Delaware limited partnership, issued a press release announcing an increase in its cash distribution and its revised outlook for 2012, both subject to the completion of the acquisition from Prize Petroleum, LLC and Prize Pipeline, LLC announced on March 19, 2012. A copy of the press release described above is furnished as Exhibit 99.1 hereto.

The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	QR Energy, LP Press Release dated April 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
Name: Gregory S. Roden
Title: Vice President and General Counsel

Dated: April 2, 2012